UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 19, 2014

INOGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36309	33-0989359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

326 Bollay Drive

Goleta, California

(Address of principal executive offices, including zip code)

(805) 562-0500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(f)

On March 19, 2014, the compensation committee of our board of directors approved the payment of annual cash incentive bonuses for the fiscal year ended December 31, 2013 for our named executive officers. The named executive officers’ other compensation for 2013 was previously reported by us in the 2013 Summary Compensation Table included in our prospectus, dated February 14, 2014, or the Prospectus, filed with the Securities and Exchange Commission under Rule 424(b) of the Securities Act of 1933, as amended, relating to our registration statement on Form S-1, as amended (Registration No. 333-192605). As of the date of the Prospectus, bonuses for the named executive officers had not been determined and, therefore, were omitted from the 2013 Summary Compensation Table. Pursuant to Item 5.02(f) of Form 8-K, below is a revised 2013 Summary Compensation Table, which includes the bonuses paid to the named executive officers and revised total compensation figures for 2013.

Summary compensation table

The following table provides information regarding the compensation of our named executive officers during 2013 and 2012, which consist of our principal executive officer and the next two most highly compensated executive officers.

Name and principal position	Year	Salary ($)	Bonus ($)	(1)	Option awards ($)	(2)	Non—equity incentive plan compensation ($)	(5)	All other compensation ($)		Total ($)
Raymond Huggenberger	2013	$346,883	$—		$186,685		$260,163		$10,236	(4)	$803,967
President and Chief Executive Officer	2012	$337,905	$40,000		$28,262		$148,086	(3)	$19,657	(4)	$573,910

Scott Wilkinson	2013	$215,946	$—		$140,044		$113,372		$—		$469,362
Executive Vice President, Sales and Marketing	2012	$205,598	$15,000		$9,209		$45,446	(3)	$—		$275,253

Alison Bauerlein	2013	$203,542	$—		$140,654		$106,860		$—		$451,056
Executive Vice President, Finance and Chief Financial Officer	2012	$176,849	$15,000		$10,730		$39,904	(3)	$—		$242,483

(1)	The amounts reported for 2012 refer to special discretionary bonuses paid in 2013 related to 2012 services.
(2)	The dollar amounts in this column represent the aggregate grant date fair value of stock option awards. These amounts have been computed in accordance with FASB ASC Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service—based vesting conditions. For a discussion of valuation assumptions, see the notes to our financial statements included elsewhere in this prospectus.
(3)	Represents the amounts earned and payable under the 2012 Bonus Plan, all of which were paid in 2013.
(4)	Amount represents a housing allowance paid to Mr. Huggenberger.
(5)	Amounts for 2013 represent awards earned under our 2013 incentive compensation plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOGEN, INC.

By:	/s/ Alison Bauerlein
Alison Bauerlein
Executive Vice President, Finance, Chief Financial Officer, Secretary and Treasurer

Date: March 21, 2014